                                                                    Exhibit 99.1

This Statement on Amended Form 4 is filed by Breeden Capital Management LLC, Breeden Partners (California) LP, Breeden Partners LP, Breeden Partners Holdco Ltd., Breeden Partners (Cayman) Ltd., Breeden Capital Partners LLC and Richard Breeden, all of which are direct or indirect 10% beneficial owners. The principal business address of each of the Reporting Persons is 100 Northfield Street, Greenwich, Connecticut 06830.

Name of Designated Filer: Breeden Capital Management LLC

Date of Event: December 28, 2007

Issuer Name and Ticker or Trading Symbol: Zale Corporation (ZLC)

                                   BREEDEN PARTNERS L.P.

                                   By: Breeden Capital Partners LLC,
                                       General Partner

                                   By: /s/ Richard C. Breeden
                                       ---------------------------
                                       Richard C. Breeden
                                       Managing Member

                                   BREEDEN PARTNERS (CALIFORNIA) L.P.

                                   By: Breeden Capital Partners LLC,
                                       General Partner

                                   By: /s/ Richard C. Breeden
                                       ----------------------------
                                       Richard C. Breeden
                                       Managing Member

                                   BREEDEN PARTNERS HOLDCO LTD.

                                   By: /s/ Richard C. Breeden
                                       -------------------------
                                       Richard C. Breeden
                                       Key Principal

                                   BREEDEN CAPITAL PARTNERS LLC

                                   By: /s/ Richard C. Breeden
                                       -------------------------
                                       Richard C. Breeden
                                       Managing Member